SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2011

OMNOVA SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Ghent Road Fairlawn, Ohio	44333-3300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 869-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 19, 2011, OMNOVA Solutions Inc. held a conference call with investors to discuss financial results for the Company’s fourth fiscal quarter and full year ended November 30, 2010, as announced in a press release issued on January 18, 2011. A copy of this press release was filed with the Commission on January 19, 2011.

The press release further indicated that accompanying slides, for reference during the call, would be posted to the Company’s website prior to the call. A copy of these accompanying slides is attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99	Earnings Teleconference accompanying slides: Fourth Quarter 2010 and 2011 Outlook, dated January 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Kristine C. Syrvalin
Name:	Kristine C. Syrvalin
Title:	Secretary
Date:	January 19, 2011

EXHIBIT INDEX

Exhibit Number	Description

99	Earnings Teleconference accompanying slides: Fourth Quarter 2010 and 2011 Outlook, dated January 19, 2011